UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 6, 2010

Century Aluminum Company
(Exact name of registrant as specified in its charter)

Delaware	1-34474	13-3070826
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2511 Garden Road Building A, Suite 200 Monterey, California (Address of principal executive offices)	93940 (Zip Code)
(831) 642-9300
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

    On April 6, 2010, Century Aluminum Company (the “Company”) entered into a support agreement (the “Support Agreement”) with Glencore AG and certain of its affiliates (collectively, "Glencore") pursuant to which the Company and Glencore agreed, among other things, that (i) the nominees of the Board of Directors of the Company to stand for election at the Company’s 2010 Annual Meeting will be Ivan Glasenberg (Chief Executive Officer of Glencore), Andrew Michelmore, John O’Brien and Peter Jones, who shall each be nominated as Class II directors with a term expiring at the Company's 2013 Annual Meeting, and  John Fontaine, who shall be nominated as a Class I director with a term expiring at the Company’s 2012 Annual Meeting (collectively, the “2010 Nominees”) and (ii) for so long as both of Messrs. Glasenberg and Michelmore are Class II nominees of the Board for the 2010 Annual Meeting, Glencore will vote in favor of the election of each of the 2010 Nominees at the 2010 Annual Meeting.  The Support Agreement also provides that if Mr. Glasenberg should cease to be a nominee of the Board to stand for election at the 2010 Annual Meeting, or, if elected, should cease to be a member of the Board for any reason prior to the Company’s 2013 Annual Meeting, then Glencore shall be entitled to designate a substitute (for the same term and class) reasonably acceptable to the Company to replace Mr. Glasenberg.  Prior to entering into the Support Agreement, the Board reviewed the qualifications of each of the 2010 Nominees in accordance with the Company's written policies and practices and determined that each was qualified to serve as a member of the Board.

    The Support Agreement was approved pursuant to the terms of the Company’s Statement of Policy Regarding Related Party Transactions. A copy of the Support Agreement is attached as Exhibit 10.1 and is incorporated by reference herein.

    The foregoing is not a solicitation of proxies. Prior to the 2010 Annual Meeting, the Company will file a definitive proxy statement and related materials which will contain important information about the 2010 Annual Meeting, and the solicitation of proxies therefore, that should be read carefully before any decision is made with respect to the 2010 Annual Meeting.  These materials will be made available to the shareholders of the Company free of charge at the SEC’s web site, www.sec.gov. In addition, the Company will provide shareholders with instructions to obtain the proxy materials in written form.

    The information in this Form 8-K may contain "forward-looking statements" within the meaning of U.S. federal securities laws.  The Company has based its forward-looking statements on current expectations and projections about the future, however, these statements are subject to risks, uncertainties and assumptions, any of which could cause the Company's actual results to differ materially from those expressed in its forward-looking statements, including, among other things, the nomination and election of the 2010 Nominees.  More information about these risks, uncertainties and assumptions can be found in the risk factors and forward-looking statements cautionary language contained in the Company's Annual Report on Form 10-K and in other filings made with the Securities and Exchange Commission.  The Company does not undertake, and specifically disclaims, any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date such forward-looking statements are made.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
10.1	Support Agreement, dated April 6, 2010, by and among Century Aluminum Company, Glencore AG, Glencore International AG and Glencore Holding AG.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	April 7, 2010	By:	/s/ William J. Leatherberry
Name: William J. Leatherberry Title: Executive Vice President,General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
10.1	Support Agreement, dated April 6, 2010, by and among Century Aluminum Company, Glencore AG, Glencore International AG and Glencore Holding AG.